                                  T. ROWE RICE
--------------------------------------------------------------------------------
                                 Annual Report
                              Small-Cap Value Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SMALL-CAP VALUE FUND
--------------------
     * Powered by technology, the large-cap S&P 500 Stock Index returned over 20% for an unprecedented fifth straight year.
     * Many stocks were left behind in the market's surge, including the small-cap value sector.
     * Reflecting the adverse environment for value stocks, the fund's return was negative for the second half and positive but modest for the year.
     * The pace of mergers and acquisitions involving portfolio companies attests to their low stock valuations.
     * When the current speculative fever subsides, a return to fundamental investing principles should benefit small-cap value stocks.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Extraordinary. That is a perfect word to describe the stock market's remarkable performance again in 1999. For the fifth straight year, the U.S. equity market, as measured by the S&P 500 Stock Index, posted returns in excess of 20%, and small-cap stocks, as measured by the Russell 2000 Index, kept pace. But the indices' results hid a divergence in returns for various sectors and groups of stocks that was as wide as any in the past 50 years.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------
    Small-Cap Value Fund            -3.05%          1.19%
    S&P 500                          7.71          21.04
    Russell 2000 Index              10.96          21.26
    Lipper Small-Cap Value
      Fund Index                    -4.26           1.32
--------------------------------------------------------------------------------

     The Small-Cap Value Fund reflected the subpar results of all value stocks, but especially those of small companies. For the six-month period, the fund held up a bit better than its new Lipper category, which is introduced with this report. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on.

     While the fund lagged well behind the Russell 2000 Index, which was boosted by its technology component, it actually compared favorably to the Russell 2000 Value Index, which fell 1.5% for the year. The gap between small-cap growth and small-cap value N termed "cavernous" by one observer N was the largest in the 20-year history of the Russell indices and extended a period of differentiated performance that began in August 1998.

     What caused such an enormous difference in relative returns? On the one hand, inve stors simply bought the highest growth, most richly valued stocks. Favored stocks were concentrated in telecommunications and technology, especially Internet-related issues, and included hardware, software, and component companies. Biotechnology stocks also fared well, particularly in the fourth quarter. While your fund owns stocks in all of these industries, our portfolio weightings are quite a bit lower than growth investors typically have. On the other hand, the 20% of stocks with the lowest P/E ratios in the Russell 2000 actually fell more than 10% in 1999, while those in the second lowest P/E quintile declined nearly 9%, according to a Prudential Securities study. Value investors, who seek out undervalued companies, had no place to hide.

--------------------------------------------------------------------------------
    RUSSELL 2000 INDEX COMPARISON
    -----------------------------
    Periods Ended 12/31/99           12 Months      16 Months
    ----------------------           ---------      ---------
    Russell 2000 Growth Index            43.1%          94.9%
    Russell 2000 Value Index             -1.5           13.5
    Differential (percentage points)     44.6           81.4
--------------------------------------------------------------------------------

     The fund did hold some very successful stocks in 1999 even in the midst of a difficult environment. Our two largest holdings at year-end, Silicon Valley Bancshares and Insituform Technologies, rose 190% and 95%, respectively. Wireless provider Rura l Cellular rose 762%, and Optical Coating Laboratory increased 306% before we sold our final holdings. Each of these companies reported much better-than-expected results as the year unfolded, and their stock prices responded accordingly.

YEAR-END DISTRIBUTIONS
----------------------

     On December 14, 1999, the fund's Board of Directors declared an income dividend of $0.17 per share, a long-term capital gain of $1.32 per share, and a short-term gain of $0.03 per share payable to shareholders of record on that date. You should have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.

PORTFOLIO ACTIVITY
------------------

     In our last two letters to you, we discussed the unprecedented surge in takeover activity that has occurred in the small-cap sector and among fund holdings since mid-1998. In 1999, there were 23 announced takeovers affecting companies we own, a 44% increase over 1998. Of our 10 largest sales for the past six months, nine involved companies that were targets of takeover bids. The nine companies represented a wide range of businesses: lighting products, specialty materials, cement, wireless telephone service, optical coatings, carpet backing, software, and so on. Clearly, the merger wave is broad based, not concentrated in any one industry.

     Our 10 largest purchases showed a similar broad scope. Arch Chemicals makes a number of specialty chemicals targeted to such growth areas as the electronics industry. U.S. Aggregates, a Utah-based sand and gravel supplier, is poised to benefit from a projected surge in road rebuilding and construction surrounding the next Winter Olympics in Salt Lake City. StaffMark is a temporary staffing company with a growing presence in information technology, while American Capital Strategies provides mezzanine expansion capital to small and medium-sized companies. The common trait these companies shared was their low valuation: when purchased, each stock sold for a P/E ratio below 10 times, based on 2000 estimated earnings.

--------------------------------------------------------------------------------
THE YEAR WHEN EARNINGS DIDN'T MATTER
------------------------------------

     We've already explained some of the factors that made the stock market's performance in 1999 remarkable. What stood out, however, was the decoupling of stock prices from company fundamentals. As shown in the chart, 1999 proved to be the year when earnings did not matter.

     Notice that an investor was far better off ignoring fundamentals such as earnings in selecting stocks. Internet-related companies, precious few of which are profitable, led the parade of rising stock prices, although biotechnology companies (most of which also show red ink) also fared well.

     The huge difference in results raises these questions: Do earnings matter? Is the potential for future profits more important than the reality of profits today? We don't believe that long-observed principles of investment have been repealed permanently, but certainly in the short run investors have gravitated to speculative stories at the expense of demonstrated performance.

     There is no question that both biotechnology and the Internet will continue to be profound and beneficial influences on our society and on business. The issue for equity investors is whether the valuations accorded companies in those industries today will allow positive returns going forward. The record of previous speculative bubbles suggests they will not. When the inevitable shakeout occurs, we believe the market will return to first principles: profitability, cash flow, and valuation.

********************************************************************************

               [Stock  returns in 1999  disconnect
               from  earnings  bar  chart  showing
               returns by market cap (large,  mid,
               small,  micro) for groups of stocks
               with positive or negative earnings]

*******************************************************************************

     Source: FACTSET, T.Rowe Price Associates, Inc. Study includes 3,395 stocks with the following characteristics: price greater than $5 and market cap greater than $50 million on 12/31/98; excludes IPOs and companies taken over in 1999. Earnings per share are for the current fiscal year.

--------------------------------------------------------------------------------
OUTLOOK
-------

     The market's speculative environment could end quickly and, we suspect, painfully, and a correction in technology stocks would likely affect the entire stock market, our sector included. However, our value bias should temper the decline among portfolio holdings.

     Small-cap value stocks are demonstrably the best values in the market today. Record takeover activity and corporate share repurchase announcements confirm that this sector is cheap and that astute corporate investors are voting with their wallets. When the speculative fever breaks, the return to fundamental principles is likely to create a sustained period of good performance for small value stocks and for your fund. Frankly, it can't come soon enough.

Respectfully submitted,

/s/

Preston G. Athey
President and Chairman of the Investment Advisory Committee

January 21, 2000

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/99
--------------------------------------------------------------------------------
Silicon Valley Bancshares                                                   3.6%
--------------------------------------------------------------------------------
Insituform Technologies                                                     3.4
--------------------------------------------------------------------------------
Brown and Brown                                                             2.5
--------------------------------------------------------------------------------
Saga Communications                                                         2.0
--------------------------------------------------------------------------------
Electro Rent                                                                1.8
--------------------------------------------------------------------------------
McGrath RentCorp                                                            1.8
--------------------------------------------------------------------------------
Analogic                                                                    1.8
--------------------------------------------------------------------------------

AlliedCapital                                                               1.8
--------------------------------------------------------------------------------
Medical Assurance                                                           1.5
--------------------------------------------------------------------------------
HSResources                                                                 1.4
--------------------------------------------------------------------------------
Community First Bankshares                                                  1.2
--------------------------------------------------------------------------------
Puerto Rican Cement                                                         1.2
--------------------------------------------------------------------------------
Aaron Rents                                                                 1.2
--------------------------------------------------------------------------------
Sun Communities                                                             1.1
--------------------------------------------------------------------------------
Cross Timbers Oil                                                           1.1
--------------------------------------------------------------------------------
First Republic Bank                                                         1.1
--------------------------------------------------------------------------------
Pacific Gulf Properties                                                     1.0
--------------------------------------------------------------------------------
CSSIndustries                                                               1.0
--------------------------------------------------------------------------------
Markel                                                                      1.0
--------------------------------------------------------------------------------
Neurocrine Biosciences                                                      1.0
--------------------------------------------------------------------------------
Consolidated Products                                                       1.0
--------------------------------------------------------------------------------
Landauer                                                                    1.0
--------------------------------------------------------------------------------
CORTBusiness Services                                                       0.9
--------------------------------------------------------------------------------
ITGroup                                                                     0.9
--------------------------------------------------------------------------------
Bone Care International                                                     0.9
--------------------------------------------------------------------------------
Total                                                                      37.2%

Note: Table excludes reserves and certain positions being accumulated.

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------

Listed in descending order of size

6 Months Ended 12/31/99

TEN LARGEST PURCHASES
---------------------
Arch Chemicals *
Delphi Information Systems
U.S. Aggregates *
Juno Lighting
Pitt-DesMoines
London Pacific Group
American Capital Strategies
Waterlink *
TETRATechnologies
StaffMark *

TEN LARGEST SALES
-----------------
Holophane **
Furon **
Giant Cement **
Commnet Cellular
Optical Coating Laboratory **
Synthetic Industries **
Rural Cellular
Ardent Software
OmniQuip International **
Scotsman Industries **

       *  Position added
      **  Position eliminated
================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart showing, As of 12/31/99
Small-Cap  Value  Fund  $31,936;
Russell 2000 Index $35,164]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    Periods Ended 12/31/99                  1 Year   3 Years   5 Years  10 Years
    ----------------------                  ------   -------   -------  --------
    Small-Cap Value Fund                     1.19%     4.25%    12.79%    12.31%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
                               Year
                              Ended
                           12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
NET ASSET VALUE
Beginning of period       $   18.97  $   23.40  $   19.56  $   16.53  $   13.40
--------------------------------------------------------------------------------
Investment activities
  Net investment income
   (loss)                      0.17       0.25       0.21       0.22       0.18
  Net realized and
   unrealized gain (loss)         -      (3.23)      5.22       3.84       3.74
--------------------------------------------------------------------------------
  Total from
  investment activities        0.17      (2.98)      5.43       4.06       3.92
--------------------------------------------------------------------------------
Distributions
  Net investment income       (0.17)     (0.25)     (0.20)     (0.23)     (0.18)
  Net realized gain           (1.35)     (1.20)     (1.39)     (0.80)     (0.61)
--------------------------------------------------------------------------------
  Total distributions         (1.52)     (1.45)     (1.59)     (1.03)     (0.79)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period             $   17.62  $   18.97  $   23.40  $   19.56  $   16.53

Ratios/Supplemental Data
Total return*                  1.19%    (12.47)%    27.92%     24.61%     29.29%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets             0.92%      0.87%      0.87%      0.94%      0.98%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                     0.84%      1.02%      1.01%      1.28%      1.59%
--------------------------------------------------------------------------------
Portfolio turnover rate        7.3%      17.3%      14.6%      15.2%      18.1%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $  1,262   $   1,632  $   2,088  $   1,410  $     936
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------                            December 31, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                        Shares/Par        Value
                                                                In thousands

COMMON STOCKS AND WARRANTS  92.3%

FINANCIAL==15.7%================================================================
Bank and Trust  6.6%
Community First Bankshares                             1,000,000  $     15,688
--------------------------------------------------------------------------------
First International Bancorp +                            470,000         3,819
--------------------------------------------------------------------------------
First Republic Bank * +                                  600,000        14,100
--------------------------------------------------------------------------------
Glacier Bancorp                                          260,150         4,227
--------------------------------------------------------------------------------
Silicon Valley Bancshares *                              905,000        44,854
--------------------------------------------------------------------------------
                                                                        82,688
--------------------------------------------------------------------------------
Insurance  6.4%
Brown and Brown +                                        825,000        31,608
--------------------------------------------------------------------------------
London Pacific Group ADR                                  75,000         2,700
--------------------------------------------------------------------------------
Markel *                                                  80,000        12,400
--------------------------------------------------------------------------------
Medical Assurance *                                      870,000        18,433
--------------------------------------------------------------------------------
NYMAGIC                                                  450,000         5,934
--------------------------------------------------------------------------------
Presidential Life                                        150,000         2,752
--------------------------------------------------------------------------------
Pxre Group                                                50,000           650
--------------------------------------------------------------------------------
Triad Guaranty *                                         275,000         6,248
--------------------------------------------------------------------------------
                                                                        80,725
--------------------------------------------------------------------------------
Financial Services  2.7%
Allied Capital                                         1,247,000        22,797
--------------------------------------------------------------------------------
American Capital Strategies                              324,000         7,340
--------------------------------------------------------------------------------
Delta Financial *                                        428,600         1,768
--------------------------------------------------------------------------------
Medallion Financial                                      150,000         2,700
--------------------------------------------------------------------------------
                                                                        34,605
--------------------------------------------------------------------------------
Total Financial                                                        198,018
--------------------------------------------------------------------------------

UTILITIES==4.0%=================================================================
Telephone  0.8%
Commnet Cellular *                                        14,500           465
--------------------------------------------------------------------------------
Rural Cellular (Class A) *                                97,400         8,827
--------------------------------------------------------------------------------
                                                                         9,292
--------------------------------------------------------------------------------
Electric Utilities  3.2%
Black Hills                                              400,000         8,875
--------------------------------------------------------------------------------
Cleco                                                    300,000         9,619
--------------------------------------------------------------------------------
Northwestern Public Service                              300,000  $      6,600
--------------------------------------------------------------------------------
Otter Tail Power                                         250,000         9,406
--------------------------------------------------------------------------------
SIGCORP                                                  275,000         6,256
--------------------------------------------------------------------------------
                                                                        40,756
--------------------------------------------------------------------------------
Total Utilities                                                         50,048
--------------------------------------------------------------------------------

CONSUMER=NONDURABLES==9.4%======================================================
Beverages  0.2%
Chalone Wine Group *                                     250,000         2,133
--------------------------------------------------------------------------------
                                                                         2,133
--------------------------------------------------------------------------------
Food Processing  0.3%
Sylvan * +                                               520,000         4,290
--------------------------------------------------------------------------------
                                                                         4,290
--------------------------------------------------------------------------------
Hospital Supplies/Hospital Management  2.3%
Allied Healthcare Products *                             310,000           794
--------------------------------------------------------------------------------
Atrion * +                                               200,000         2,188
--------------------------------------------------------------------------------
Intelligent Medical Imaging * +                          800,000            64
--------------------------------------------------------------------------------
IRIDEX * +                                               350,000         3,106
--------------------------------------------------------------------------------
Landauer +                                               549,300        12,016
--------------------------------------------------------------------------------
Lunar *                                                   12,000            84
--------------------------------------------------------------------------------
Minntech +                                               650,000         6,378
--------------------------------------------------------------------------------
Owens & Minor                                            553,100         4,943
--------------------------------------------------------------------------------
                                                                        29,573
--------------------------------------------------------------------------------
Pharmaceuticals  1.7%
Bone Care International * +                              900,000        11,194
--------------------------------------------------------------------------------

NPS Pharmaceuticals *                                    300,000         3,759
--------------------------------------------------------------------------------
Quidel *                                                 950,000         6,517
--------------------------------------------------------------------------------
                                                                        21,470
--------------------------------------------------------------------------------
Biotechnology  1.2%
Coulter Pharmaceutical *                                 118,000         2,685
--------------------------------------------------------------------------------
Neurocrine Biosciences *                                 500,000        12,312
--------------------------------------------------------------------------------
                                                                        14,997
--------------------------------------------------------------------------------
Miscellaneous Consumer Products  3.7%
Applied Extrusion Technologies * +                       750,000         4,734
--------------------------------------------------------------------------------
BWAY * +                                                 750,000         4,594
--------------------------------------------------------------------------------
CSS Industries * +                                       600,000        12,825
--------------------------------------------------------------------------------
Culp +                                                   600,000         3,787
--------------------------------------------------------------------------------
Dan River *                                              400,000  $      2,050
--------------------------------------------------------------------------------
Fab Industries                                           100,000         1,081
--------------------------------------------------------------------------------
Home Products International *                            322,700         3,429
--------------------------------------------------------------------------------
Liqui-Box                                                139,200         7,117
--------------------------------------------------------------------------------
Martin Industries                                        400,000           638
--------------------------------------------------------------------------------
Ocular Sciences *                                        150,000         2,831
--------------------------------------------------------------------------------
Superior Surgical Mfg. +                                 398,900         3,590
--------------------------------------------------------------------------------
                                                                        46,676
--------------------------------------------------------------------------------
Total Consumer Nondurables                                             119,139
--------------------------------------------------------------------------------

CONSUMER=SERVICES==9.5%=========================================================
Restaurants  3.8%
Consolidated Products                                  1,207,580        12,227
--------------------------------------------------------------------------------
Fresh Choice * +                                         540,000         1,333
--------------------------------------------------------------------------------
Garden Fresh Restaurant * +                              425,000         7,305
--------------------------------------------------------------------------------
PJ America *                                             160,000         2,530
--------------------------------------------------------------------------------
Rare Hospitality International *                         400,000         8,675
--------------------------------------------------------------------------------
Ruby Tuesday                                             600,000        10,912
--------------------------------------------------------------------------------
Uno Restaurant                                           465,000         5,173
--------------------------------------------------------------------------------
                                                                        48,155

--------------------------------------------------------------------------------
General Merchandisers  0.3%
Bon-Ton Stores *                                         345,000         1,305
--------------------------------------------------------------------------------
Fred's (Class A)                                         125,000         1,988
--------------------------------------------------------------------------------
                                                                         3,293
--------------------------------------------------------------------------------
Specialty Merchandisers  2.5%
Building Materials *                                     450,000         4,584
--------------------------------------------------------------------------------
Compucom Systems *                                       550,000         2,303
--------------------------------------------------------------------------------
Goody's Family Clothing *                                300,000         1,608
--------------------------------------------------------------------------------
Hancock Fabrics +                                      1,500,000         4,688
--------------------------------------------------------------------------------
Haverty Furniture                                        500,000         6,312
--------------------------------------------------------------------------------
Jo Ann Stores (Class B) *                                625,000         6,289
--------------------------------------------------------------------------------
S & K Famous Brands * +                                  425,000         2,603
--------------------------------------------------------------------------------
Stein Mart *                                             650,000         3,738
--------------------------------------------------------------------------------
                                                                        32,125
--------------------------------------------------------------------------------
Entertainment and Leisure  0.3%
Seattle Filmworks * +                                  1,200,000         3,394
--------------------------------------------------------------------------------
                                                                         3,394
--------------------------------------------------------------------------------
Media and Communications  2.6%
Big City Radio (Class A) *                               400,000  $      1,900
--------------------------------------------------------------------------------
Courier +                                                234,000         5,499
--------------------------------------------------------------------------------
Saga Communications (Class A) *                        1,250,000        25,312
--------------------------------------------------------------------------------
                                                                        32,711
--------------------------------------------------------------------------------
Total Consumer Services                                                119,678
--------------------------------------------------------------------------------

CONSUMER=CYCLICALS==10.0%=======================================================
Automobiles and Related  2.5%
Keystone Automotive *                                    250,000         1,465
--------------------------------------------------------------------------------
Littelfuse *                                             350,000         8,498
--------------------------------------------------------------------------------
Myers Industries                                         165,000         2,599
--------------------------------------------------------------------------------
R & B *                                                  400,000         1,875
--------------------------------------------------------------------------------
Strattec Security * +                                    275,000         8,972
--------------------------------------------------------------------------------
TBC * +                                                1,400,000         8,662
--------------------------------------------------------------------------------
                                                                        32,071
--------------------------------------------------------------------------------

Building and Real Estate  5.5%
Capital Senior Living *                                  250,000         1,266
--------------------------------------------------------------------------------
First Washington Realty Trust, REIT                      400,000         7,475
--------------------------------------------------------------------------------
Glenborough Realty Trust, REIT                           550,000         7,356
--------------------------------------------------------------------------------
Innkeepers USA, REIT                                     850,000         6,959
--------------------------------------------------------------------------------
Kilroy Realty, REIT                                      100,000         2,200
--------------------------------------------------------------------------------
National Health Investors, REIT                           39,500           588
--------------------------------------------------------------------------------
National Health Realty, REIT +                           550,000         4,538
--------------------------------------------------------------------------------
Pacific Gulf Properties, REIT                            650,000        13,162
--------------------------------------------------------------------------------
Skyline, REIT                                            425,000         9,988
--------------------------------------------------------------------------------
Sun Communities, REIT                                    450,000        14,484
--------------------------------------------------------------------------------
Western Water * +                                        664,500           789
--------------------------------------------------------------------------------
                                                                        68,805
--------------------------------------------------------------------------------
Miscellaneous Consumer Durables  2.0%
Chromcraft Revington * +                               1,000,000        10,500
--------------------------------------------------------------------------------
CompX                                                    250,000         4,594
--------------------------------------------------------------------------------
Juno Lighting * +                                        235,000         2,482
--------------------------------------------------------------------------------
Stanley Furniture * +                                    400,000         7,400
--------------------------------------------------------------------------------
                                                                        24,976
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                               125,852
--------------------------------------------------------------------------------

TECHNOLOGY==6.7%================================================================
Electronic Components  2.6%
Analogic +                                               698,000  $     22,903
--------------------------------------------------------------------------------
Badger Meter                                             100,000         3,013
--------------------------------------------------------------------------------
PCD *                                                    356,700         2,385
--------------------------------------------------------------------------------
Planar Systems *                                         400,000         2,625
--------------------------------------------------------------------------------
Savoir Technology Group *                                310,000         2,170
--------------------------------------------------------------------------------
                                                                        33,096
--------------------------------------------------------------------------------
Electronic Systems  1.0%
CEM * +                                                  299,000         3,186
--------------------------------------------------------------------------------
EDO                                                      200,000         1,175
--------------------------------------------------------------------------------

FLIR Systems *                                           325,000         5,261
--------------------------------------------------------------------------------
Perceptron * +                                           650,000         2,620
--------------------------------------------------------------------------------
                                                                        12,242
--------------------------------------------------------------------------------
Specialized Computer  0.5%
Delphi Information Systems, Warrants, 1/16/00 * +              1           217
--------------------------------------------------------------------------------
Ebix.com * +                                             600,000         6,694
--------------------------------------------------------------------------------
                                                                         6,911
--------------------------------------------------------------------------------
Telecommunications  0.2%
Syntellect * +                                           700,000         2,122
--------------------------------------------------------------------------------
                                                                         2,122
--------------------------------------------------------------------------------
Aerospace and Defense  2.4%
COMARCO * +                                              400,000         9,450
--------------------------------------------------------------------------------
DONCASTERS ADR *                                         100,000           900
--------------------------------------------------------------------------------
OEA                                                      900,000         4,388
--------------------------------------------------------------------------------
Raven Industries +                                       350,000         5,162
--------------------------------------------------------------------------------
TransTechnology                                          299,000         3,308
--------------------------------------------------------------------------------
Woodward Governor                                        250,000         6,875
--------------------------------------------------------------------------------
                                                                        30,083
--------------------------------------------------------------------------------
Total Technology                                                        84,454
--------------------------------------------------------------------------------

CAPITAL=EQUIPMENT==2.5%=========================================================
Electrical Equipment  1.8%
Franklin Electric                                        100,000         7,097
--------------------------------------------------------------------------------
LSI Industries                                           400,000         8,575
--------------------------------------------------------------------------------
Thomas Industries                                        350,000         7,153
--------------------------------------------------------------------------------
                                                                        22,825
--------------------------------------------------------------------------------
Machinery  0.7%
Alamo Group +                                            550,000  $      5,500
--------------------------------------------------------------------------------
K-Tron * +                                               270,000         3,696
--------------------------------------------------------------------------------
                                                                         9,196
--------------------------------------------------------------------------------
Total Capital Equipment                                                 32,021
--------------------------------------------------------------------------------

BUSINESS=SERVICES=AND===========================================================
TRANSPORTATION==19.1%===========================================================
Computer Service and Software  1.9%
Analysts International                                   620,000         7,750
--------------------------------------------------------------------------------
Ardent Software *                                        219,400         8,502
--------------------------------------------------------------------------------
SPSS *                                                   300,400         7,698
--------------------------------------------------------------------------------
                                                                        23,950
--------------------------------------------------------------------------------
Distribution Services  0.7%
Richardson Electronics +                                 700,000         5,250
--------------------------------------------------------------------------------
Sunsource                                                325,000         1,381
--------------------------------------------------------------------------------
Valley National Gases * +                                682,200         2,175
--------------------------------------------------------------------------------
                                                                         8,806
--------------------------------------------------------------------------------
Environmental  1.5%
BHA Group (Class A) +                                    605,000         4,915
--------------------------------------------------------------------------------
IT Group * +                                             900,000         8,269
--------------------------------------------------------------------------------
TETRA Technologies *                                     344,100         2,495
--------------------------------------------------------------------------------
Waterlink * +                                            500,000         1,250
--------------------------------------------------------------------------------
Waterlink * +++                                          666,350         1,499
--------------------------------------------------------------------------------
                                                                        18,428
--------------------------------------------------------------------------------
Transportation Services  2.5%
Frozen Food Express                                      325,000         1,290
--------------------------------------------------------------------------------
Hub Group (Class A) *                                    140,000         2,835
--------------------------------------------------------------------------------
International Shipholding +                              664,000         7,719
--------------------------------------------------------------------------------
Landstar Systems *                                       250,000        10,492
--------------------------------------------------------------------------------
M.S. Carriers *                                          100,000         2,369
--------------------------------------------------------------------------------
Transport Corp. of America * +                           590,000         7,209
--------------------------------------------------------------------------------
                                                                        31,914
--------------------------------------------------------------------------------
Miscellaneous Business Services  11.8%
Aaron Rents (Class A)                                     65,500         1,195
--------------------------------------------------------------------------------
Aaron Rents (Class B)                                    790,000        14,022
--------------------------------------------------------------------------------
Business Resource Group * +                              360,000         1,834
--------------------------------------------------------------------------------
Children's Comprehensive Services *                      200,000         1,163
--------------------------------------------------------------------------------

CORT Business Services * +                               680,000  $     11,857
--------------------------------------------------------------------------------
Electro Rent * +                                       2,000,000        23,250
--------------------------------------------------------------------------------
Insituform Technologies (Class A) * +                  1,550,000        43,497
--------------------------------------------------------------------------------
Ivex Packaging *                                         375,000         3,750
--------------------------------------------------------------------------------
McGrath RentCorp +                                     1,298,000        23,202
--------------------------------------------------------------------------------
MYR Group +                                              366,000        10,751
--------------------------------------------------------------------------------
Packaged Ice *                                           500,000         1,633
--------------------------------------------------------------------------------
Rainbow Rentals * +                                      355,000         2,607
--------------------------------------------------------------------------------
Right Management Consultants * +                         500,000         5,656
--------------------------------------------------------------------------------
StaffMark *                                              225,000         1,702
--------------------------------------------------------------------------------
Tab Products +                                           325,000         2,113
--------------------------------------------------------------------------------
UniFirst                                                  50,000           631
--------------------------------------------------------------------------------
                                                                       148,863
--------------------------------------------------------------------------------
Airlines  0.7%
Midwest Express Holdings *                               275,025         8,766
--------------------------------------------------------------------------------
                                                                         8,766
--------------------------------------------------------------------------------
Total Business Services and Transportation                             240,727
--------------------------------------------------------------------------------

ENERGY==3.3%====================================================================
Energy Services  1.1%
Carbo Ceramics                                           200,000         4,369
--------------------------------------------------------------------------------
Newpark Resources *                                      380,000         2,327
--------------------------------------------------------------------------------
Pitt-DesMoines                                           275,000         6,772
--------------------------------------------------------------------------------
                                                                        13,468
--------------------------------------------------------------------------------
Exploration and Production  2.2%
Brigham Exploration *                                    550,000           859
--------------------------------------------------------------------------------
Chieftain International *                                325,000         5,606
--------------------------------------------------------------------------------
Cross Timbers Oil                                        300,000         2,719
--------------------------------------------------------------------------------
HS Resources * +                                       1,000,000        17,250
--------------------------------------------------------------------------------
Key Energy *                                             350,000         1,816
--------------------------------------------------------------------------------
                                                                        28,250
--------------------------------------------------------------------------------
Total Energy                                                            41,718
--------------------------------------------------------------------------------

PROCESS=INDUSTRIES==5.5%========================================================
Diversified Chemicals  1.1%
Aceto +                                                  575,000         6,199
--------------------------------------------------------------------------------
Arch Chemicals                                           359,250         7,522
--------------------------------------------------------------------------------
                                                                        13,721
--------------------------------------------------------------------------------
Specialty Chemicals  1.1%
Eco Soil Systems *                                       350,000  $      1,477
--------------------------------------------------------------------------------
Hauser *                                                 150,000           464
--------------------------------------------------------------------------------
Synalloy +                                               450,000         3,487
--------------------------------------------------------------------------------
Tuscarora +                                              730,000         8,760
--------------------------------------------------------------------------------
                                                                        14,188
--------------------------------------------------------------------------------
Paper and Paper Products  1.1%
Republic Group                                           451,400         6,827
--------------------------------------------------------------------------------
Wausau-Mosinee Paper                                     600,000         7,013
--------------------------------------------------------------------------------
                                                                        13,840
--------------------------------------------------------------------------------
Building and Construction  2.2%
Cameron Ashley *                                         400,000         4,000
--------------------------------------------------------------------------------
CorrPro *                                                300,000         1,763
--------------------------------------------------------------------------------
Layne Christensen * +                                    600,000         4,275
--------------------------------------------------------------------------------
Puerto Rican Cement +                                    450,000        15,300
--------------------------------------------------------------------------------
U.S. Aggregates                                          245,000         2,940
--------------------------------------------------------------------------------
                                                                        28,278
--------------------------------------------------------------------------------
Total Process Industries                                                70,027
--------------------------------------------------------------------------------

BASIC=MATERIALS==4.6%===========================================================
Metals  2.4%
Cold Metal Products +                                    377,300         1,344
--------------------------------------------------------------------------------
Gibraltar Steel                                          448,800        10,435
--------------------------------------------------------------------------------
Lone Star Technologies *                                 300,000         8,363
--------------------------------------------------------------------------------
Material Sciences *                                      620,000         6,316
--------------------------------------------------------------------------------
Shiloh Industries *                                      290,000         3,317
--------------------------------------------------------------------------------
                                                                        29,775
--------------------------------------------------------------------------------

Mining  0.3%
GoldFields Limited (AUD)                                 105,000            75
--------------------------------------------------------------------------------
Gold Fields Limited (ZAR)                                736,922         3,562
--------------------------------------------------------------------------------
Resolute Limited (EUR)                                 2,200,000           563
--------------------------------------------------------------------------------
                                                                         4,200
--------------------------------------------------------------------------------
Miscellaneous Materials  1.9%
Ameron International +                                   225,000         8,902
--------------------------------------------------------------------------------
Oil-Dri +                                                500,000         7,187
--------------------------------------------------------------------------------
Penn Virginia +                                          500,000         8,375
--------------------------------------------------------------------------------
                                                                        24,464
--------------------------------------------------------------------------------
Total Basic Materials                                                   58,439
--------------------------------------------------------------------------------

INVESTMENT=COMPANIES==0.3%======================================================
First Financial Fund                                     550,000  $      4,228
--------------------------------------------------------------------------------
Total Investment Companies                                               4,228
--------------------------------------------------------------------------------

MISCELLANEOUS==1.7%=============================================================
Integrated Water Technology * +++                        200,000           231
--------------------------------------------------------------------------------
Natrol *                                                 400,000         2,862
--------------------------------------------------------------------------------
Other Miscellaneous Common Stocks                                       17,986
--------------------------------------------------------------------------------
Total Miscellaneous                                                     21,079
--------------------------------------------------------------------------------
Total Common Stocks and Warrants (Cost  $1,022,972)                  1,165,428
================================================================================

PREFERRED=STOCKS==0.3%==========================================================
Prime Retail, 10.50%, (Series A)                         270,000         4,084
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $4,724)                                    4,084
================================================================================

CONVERTIBLE=PREFERRED=STOCKS==1.5%==============================================
Chieftain Intl., $1.8125                                  42,800         1,091
--------------------------------------------------------------------------------
Cross Timbers Oil (Series A)                             480,390        11,469
--------------------------------------------------------------------------------
IT Group, 7.00% +                                        165,000         3,032
--------------------------------------------------------------------------------
Prime Retail, 8.50%, (Series B), REIT                    280,000         3,308
--------------------------------------------------------------------------------
Western Water (Series C) +                                 2,259           161
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $22,316)                      19,061
================================================================================

CORPORATE=BONDS==0.2%===========================================================
Delta Financial, 9.50%, 8/1/04                    $    3,000,000         1,920
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $2,989)                                     1,920
================================================================================

CONVERTIBLE=BONDS==0.6%=========================================================
Builders Transport, Deb., 6.50%, 5/1/11                1,158,000             6
--------------------------------------------------------------------------------
Builders Transport, Deb., 8.00%, 8/15/05               1,700,000             8
--------------------------------------------------------------------------------
Glycomed, Sub. Deb., 7.50%, 1/1/03                     4,000,000         3,250
--------------------------------------------------------------------------------
Offshore Logistics, Sub. Notes, (144a),
   6.00%, 12/15/03                                $    2,000,000    $    1,631
--------------------------------------------------------------------------------
OHM, 8.00%, 10/1/06                                       29,000            26
--------------------------------------------------------------------------------
Richardson Electronics, Sr. Sub. Notes,
   7.25%, 12/15/06 +                                   3,516,000         2,901
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $9,925)                                   7,822
================================================================================

SHORT-TERM=INVESTMENTS==5.1%====================================================
Money Market Funds  5.1%
Reserve Investment Fund, 6.16% #                      64,202,952        64,203
Total Short-Term Investments (Cost  $64,203)                            64,203

 Total Investments in Securities
 100.0% of Net Assets (Cost $1,127,129)                           $  1,262,518

 Other Assets Less Liabilities                                            (286)

 NET ASSETS                                                       $  1,262,232

     #    Seven-day yield
     +    Affiliated company
     *    Non-income producing
     ++ Security contains some restrictions as to public resale -- total of such securities at period-end amounts to 0.1% of net assets.
     ADR  American depository receipt
     REIT Real Estate Investment Trust
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.1% of net assets.
     EUR  Euro
     ZAR  South African rand

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND                            December 31, 1999
----------------------------------                            -----------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
 ASSETS
------

Investments in securities, at value

 Affiliated companies (cost $449,420)                           $    487,165
 Other companies (cost $677,709)                                     775,353
------------------------------------------------------------------------------
 Total investments in securities                                   1,262,518
Other assets                                                           9,890
------------------------------------------------------------------------------
Total assets                                                       1,272,408
------------------------------------------------------------------------------

LIABILITIES
-----------

Total liabilities                                                     10,176
------------------------------------------------------------------------------

NET ASSETS                                                      $  1,262,232
==============================================================================
Net Assets Consist of:
Accumulated net investment income - net of distributions        $        443
Accumulated net realized gain/loss - net of distributions             42,526
Net unrealized gain (loss)                                           135,389
Paid-in-capital applicable to 71,621,067 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                    1,083,874
------------------------------------------------------------------------------

NET ASSETS                                                      $  1,262,232
==============================================================================

NET ASSET VALUE PER SHARE                                       $      17.62

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                          Year
                                                                         Ended
                                                                      12/31/99
  Investment Income (Loss)
  Income
   Dividend (including $7,359 from affiliated companies)          $     20,559
   Interest                                                              3,642
-------------------------------------------------------------------------------
   Total income                                                         24,201
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                 9,213
   Shareholder servicing                                                 3,040
   Prospectus and shareholder reports                                      208
   Custody and accounting                                                  145
   Registration                                                             45
   Legal and audit                                                          17
   Directors                                                                 9
   Miscellaneous                                                             9
-------------------------------------------------------------------------------
   Total expenses                                                       12,686
   Expenses paid indirectly                                                (14)
-------------------------------------------------------------------------------
   Net expenses                                                         12,672
-------------------------------------------------------------------------------
  Net investment income (loss)                                          11,529
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities (including $40,268 from affiliated companies)            119,195
   Foreign currency transactions                                            (9)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                            119,186
  Change in net unrealized gain or loss on securities
  (including ($74,450) from affiliated companies)                     (131,399)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              (12,213)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $       (684)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                            In thousands
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   11,529    $    19,695
   Net realized gain (loss)                             119,186         97,920
   Change in net unrealized gain or loss               (131,399)      (369,820)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations       (684)      (252,205)
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (11,457)       (20,063)
   Net realized gain                                    (90,988)       (96,286)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions           (102,445)      (116,349)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          320,585        456,561
   Distributions reinvested                              96,507        109,998
   Shares redeemed                                     (683,860)      (654,433)
   Redemption fees received                                 189            151
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                  (266,579)       (87,723)
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                    (369,708)      (456,277)
  Beginning of period                                 1,631,940      2,088,217
-------------------------------------------------------------------------------
  End of period                                      $1,262,232    $ 1,631,940

*Share information
   Shares sold                                           17,358         20,522
   Distributions reinvested                               5,677          6,044
   Shares redeemed                                      (37,430)       (29,793)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding            (14,395)        (3,227)


The accompanying notes are an integral part of these financial statements.

===============================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND                           December 31, 1999
----------------------------------                           -----------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1988.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $96,947,000 and $475,828,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,127,129,000. Net unrealized gain aggregated $135,389,000 at period-end, of which $349,633,000 related to appreciated investments and $214,244,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $713,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,656,000 for the year ended December 31, 1999, of which $241,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $2,308,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE SMALL-CAP VALUE FUND
----------------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
    -----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included: * $2,022,000 from short-term capital gains, * $88,966,000 from long-term capital gains, subject to the 20% rate gains category. For corporate shareholders, $13,688,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
1
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

     KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
     ---------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [RegistrationMark] and the
     T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings -over full-service commission rates. **

     INVESTMENT INFORMATION
     ----------------------

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------

        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------

            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

        ADVISORY SERVICES
        -----------------

            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.



================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F46-050  12/31/99